UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 22, 2003

Hughes Electronics Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26035	52-1106564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2250 East Imperial Highway El Segundo, California	90245
(Address of Principal Executive offices)	(Zip Code)

(310) 964-0808

(Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if changed Since Last Report)

Item 5.	Other Events

On December 22, 2003, Hughes Electronics Corporation, General Motors Corporation and The News Corporation Limited announced the completion of a series of transactions that has resulted in the separation of Hughes from GM and the listing of shares of common stock of Hughes on the New York Stock Exchange under the trading symbol “HS”. In connection with those transactions, News Corp. has acquired 34% of the common stock of Hughes. A copy of the joint press release related to this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the completion of these transactions, Hughes amended and restated its certificate of incorporation and by-laws. A copy of Hughes’ amended and restated certificate of incorporation and amended and restated by-laws are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Exhibit

99.1	Press Release, dated December 22, 2003.

99.2	Amended and Restated Certificate of Incorporation of Hughes Electronics Corporation.

99.3	Amended and Restated By-Laws of Hughes Electronics Corporation.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUGHES ELECTRONICS CORPORATION

Date: December 22, 2003	By:	/S/ LARRY D. HUNTER

Name: Larry D. Hunter
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated December 22, 2003.

99.2	Amended and Restated Certificate of Incorporation of Hughes Electronics Corporation.

99.3	Amended and Restated By-Laws of Hughes Electronics Corporation.